                                                                    EXHIBIT 10.8

Prepared by:

Butler, Snow, O'Mara, Stevens & Cannada, PLLC
Attention:  Don B. Cannada
17th Floor, Deposit Guaranty Plaza
Post Office Box 22567
Jackson, Mississippi  39225-2567
(601) 948-5711


To the Chancery Clerk of the Second Judicial District of Harrison County,
Mississippi:
The real property described herein is situated in the ______ Quarter of the ______ Quarter of Section ______, Township ______, Range ______ of the Second Judicial District of Harrison County, Mississippi.


                         DEED OF TRUST, LEASEHOLD DEED
                         OF TRUST, SECURITY AGREEMENT
                           AND ASSIGNMENT OF LEASES,
                             RENTALS AND PROCEEDS
                         -----------------------------


     THIS DEED OF TRUST, LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES, RENTALS AND PROCEEDS (the "Deed of Trust") is made and entered into on this ______ day of ____________, 1996, by RIVERBOAT CORPORATION OF MISSISSIPPI, a Mississippi corporation (the "Grantor") in favor of ________________________, an individual (the "Trustee"), as Trustee for the benefit of FLEET NATIONAL BANK, a national banking association, as trustee and collateral agent under the Indenture (as hereinafter defined) (together with any successor trustee or collateral agent appointed pursuant to the Indenture, the "Beneficiary").

                                   RECITALS
                                   --------

     (1) Casino America, Inc. (the "Company") and certain of its direct and indirect Subsidiaries, including Grantor, have entered into that certain Indenture dated of even date herewith (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture") with Beneficiary, providing with respect to the issue and sale of up to $300,000,000.00 aggregate principal amount of the Company's ____% Senior Secured Notes having a final maturity date of _______________, 2003 (all such notes as are authenticated and delivered under the Indenture being hereinafter collectively referred to as the "Notes").

     (2) From time to time the Company will make a portion of the proceeds from the issuance of the Notes available to Grantor for working capital purposes, and therefore, Grantor will derive substantial direct benefit from the transactions contemplated herein, in the Indenture and in the other Note Documents.

     (3) In order to induce the Holders to purchase the Notes, the Grantor has executed and delivered its Subsidiary Guarantee dated _______________, 1996, in favor of Beneficiary, pursuant to which Grantor has jointly, severally, solidarily and unconditionally guaranteed all of the Company's obligations under the Notes and the Indenture (the "Subsidiary Guarantee"), and has agreed to execute and deliver this Deed of Trust to secure the obligations of the Grantor and of the Company under the Indenture, the Notes, the Subsidiary Guarantee and all other Note Documents.

(4) The Grantor acknowledges and agrees that the Beneficiary is the authorized agent of the Holders, as the trustee and collateral agent under the Indenture, and is entitled to act under this Deed of Trust in such capacities on behalf of the Holders.

                                   ARTICLE I
                             PURPOSES; DEFINITIONS

Section 1.1  Purposes.

     A. The Grantor declares that this Deed of Trust is granted to secure the due and punctual payment and performance of any and all present and future obligations and liabilities of the Grantor and/or the Company, of every type or description, to the Beneficiary and/or the Holders, or any of their respective successors or assigns,

          (a) arising under or in connection with the Indenture or the Notes, whether for principal, premium, if any, interest, expenses, indemnities or other amounts (including attorneys' fees and expenses); or

          (b) arising under or in connection with this Deed of Trust, the Subsidiary Guarantee or any other Note Document, including for reimbursement of amounts that may be advanced or expended by the Beneficiary (i) to satisfy amounts required to be paid by the Grantor and/or the Company under this Deed of Trust, the Subsidiary Guarantee or any other Note Document for claims and Charges, together with interest thereon to the extent provided, or (ii) to maintain or preserve any Collateral (including, without limitation, the Property) or to create, perfect, continue or protect the first priority Lien granted hereunder;

in each case, whether direct or indirect, joint or several, absolute or contingent, voluntary or involuntary, however arising, and whether due or not due, secured or unsecured, determined or undetermined, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all obligations and liabilities of the Grantor and/or the Company under any instrument now or hereafter evidencing or securing any of the foregoing and all future advances hereunder or pursuant to the Indenture, the Notes, the Subsidiary Guarantee and/or the other Note Documents to the fullest extent permitted by the laws of the State of Mississippi (all obligations and liabilities of the Grantor and the Company described in this
Section 1.1 shall be collectively referred to as the "Secured Obligations"). This Deed of Trust may be construed and enforced variously and simultaneously as a deed of trust, assignment, pledge, contract or security agreement as may be appropriate under applicable Laws from time to time in order to effectuate fully the purposes and agreements herein set forth.

          B. The maximum amount of Secured Obligations that may be outstanding at any time and from time to time that this Deed of Trust secures, including, without limitation, as a deed of trust, as a leasehold deed of trust, as a collateral assignment, as an assignment of leases and rentals and as a security agreement, shall be $______________. This Deed of Trust is and shall remain effective, until all of the amounts, liabilities and obligations, present and future, comprising the Secured Obligations have been incurred and are extinguished. When no Secured Obligations secured by this Deed of Trust exist and the Beneficiary is not bound to permit any Secured Obligations to be incurred, this Deed of Trust shall be terminated by the Grantor as required under applicable Laws. A portion of the Secured Obligations finally matures on ____________, 2003.

     Section 1.2 Definitions. Unless otherwise defined herein, terms defined in the Indenture and used but not otherwise defined herein shall have the meanings given to them in the Indenture. As used herein, the following terms shall have the meanings indicated:

          "Advances" means any sums advanced by the Beneficiary for the curing of defects, for the maintenance or preservation of the Property or for the payment of insurance premiums or Taxes hereunder, as provided for and in accordance with Section 5.6 hereof.

          "Beneficiary" means Fleet National Bank, a national banking association, as Trustee and Collateral Agent for the Holders under the Indenture, and its successors and assigns in such capacities.

          "Charges" means ____________________________________________.

          "Code" has the meaning given such term in Section 2.3.

          "Company" has the meaning given such term in Recital (1) on the first page hereof.

          "Deed of Trust" means this Deed of Trust, Leasehold Deed of Trust, Security Agreement and Assignment of Leases, Rentals and Proceeds.

          "Environmental Laws" means all federal, state and local Laws, ordinances, rules and regulations in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater, and includes, without limitation, (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, and any amendments thereto and regulations thereunder, (ii) the Resource Conversation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., as amended by the Hazardous and Solid Waste Amendments of 1984, and any amendments thereto and regulations thereunder and (iii) the Clean Water Act, 33 U.S.C. Section 1251, et seq., and any amendments thereto and regulations thereunder.

          "Event of Default" has the meaning given such term in the Indenture.

          "Fixtures" means goods that after placement on real estate become component parts of land, buildings and other constructions and which are used in the conduct of a trade, business, occupation or other commercial or industrial activity.

          "Governmental Authority" has the meaning given such term in the Indenture.

          "Grantor" means Riverboat Corporation of Mississippi and its successors and assigns.

          "Hazardous Materials" means any substance or material that is described as a toxic or hazardous substance, waste or material or a pollutant or contaminant or infectious waste, or words of similar import, in any of the Environmental Laws, and includes, without limitation, asbestos, petroleum or petroleum products (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel, or any mixture thereof), polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter and medical waste.

          "Holders" has the meaning given such term in the Indenture.

          "Improvements" has the meaning given such term in Section 2.1(C).

          "Indebtedness" has the meaning given such term in the Indenture.

          "Indenture" has the meaning given such term in Recital (1) on the first page hereof.

          "Land" has the meaning given such term in Section 2.1(A).

          "Laws" means all applicable constitutions, treaties, statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of the United States or of any state, commonwealth, nation, territory, possession, county, parish, municipality or Governmental Authority.

          "Leases" has the meaning given such term in Section 2.2.

          "Lien" means any lien, privilege, pledge, assignment, hypothecation, conditional sale agreement, title retention agreement, financing lien, lessor or lessee's interest under any lease, subordination of any claim or right, security interest, mortgage or other encumbrance, whether arising by deed of trust, mortgage, pledge agreement or under Laws.

          "Losses" has the meaning given such term in Section 4.15(F).

          "Note Documents" means the Indenture, the Notes, the Subsidiary Guarantees, the Collateral Documents and all other documents under or by reason of which the Secured Obligations are evidenced, governed, secured or otherwise dealt with, and all other agreements, certificates and writings heretofore or hereafter delivered in connection therewith by the Grantor, the Company or any other Subsidiary Guarantor.

          "Notes" has the meaning given such term in Recital (1) on the first page hereof.

          "Permitted Encumbrances" means:

          (a) Liens permitted with respect to the Property by Section 1011 of the Indenture; and

          (b) Those matters set forth on Exhibit "E" attached hereto.

          "Person" means any individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or Governmental Authority.

          "Primary Leases" has the meaning given such term in Section 2.1(B).

          "Proceeds" has the meaning given such term in Section 2.1(D).

          "Property" has the meaning given such term in Section 2.1.

          "Rentals" has the meaning given such term in Section 2.2.

          "Secured Obligations" has the meaning given such term in Section 1.1.

          "Subsidiary Guarantee" has the meaning given such term in Recital (3) on the second page hereof.

          "Taxes" mean all taxes, forced contributions, assessments, charges, fees, levies, imposts, duties, deductions, withholdings or other charges from time to time or at any time imposed by any Laws or any Governmental Authority.

     Section 1.3 Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate and vice versa, and words of any gender shall include each other gender where appropriate.

     Section 1.4 Headings. The captions, headings and arrangements used in this Deed of Trust are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof. All references in this Deed of Trust to Exhibits and Sections refer to the Exhibits and Sections of this Deed of Trust (as modified, amended or supplemented from time to time) unless expressly provided otherwise. All Exhibits attached to this Deed of Trust are a part hereof for all purposes.

     Section 1.5 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Deed of Trust to a particular agreement, instrument or document also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.


                                   ARTICLE II
                                    PROPERTY

     Section 2.1 Deed of Trust Conveyance. In order to secure the full and punctual payment and performance of the Secured Obligations, the Grantor hereby grants, bargains, assigns, hypothecates, pledges, sells, conveys and warrants unto the Trustee, to have and to hold in trust, for the benefit of the Beneficiary, and grants in favor of the Beneficiary a continuing security interest in, to inure to the use and benefit of the Beneficiary, for itself and the ratable benefit of the Holders, all the following described property (collectively, the "Property"):

     A.   Fee Estate.

          All presently existing and hereafter acquired rights, title and interest of the Grantor in and to any of the land described on Exhibit "B" attached hereto (the "Land"), and all of Grantor's right, title and interest in and to any right to purchase, use or occupy any land adjacent to any of the Land and any land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining any of the Land.

     B.   Leasehold Estate.

          All presently existing and hereafter acquired rights, title and interest of the Grantor in, to and under (i) that certain lease by and between Grantor, as lessee, and ___________, as lessor, dated _________, and the leasehold estate created thereby, which lease and leasehold estate cover and affect the property described on Exhibit "C" attached hereto and
     (ii) that certain lease by and between Grantor, as lessee, and _______________, as lessor, dated _____________, and the leasehold estate created thereby, which lease and leasehold estate cover and affect the property described on Exhibit "D" attached hereto. The leases described in clauses (i) and (ii) above shall be collectively referred to as the "Primary Leases".

     C.   Improvements.

          All presently existing and hereafter acquired rights, title and interest of the Grantor in and to all buildings, structures, improvements, other constructions and Fixtures of every kind and description now or hereafter situated on the Land or the properties covered by the Primary Leases (the "Improvements"), together with any and all appurtenances, powers, liberties, easements, air rights, development rights, sewer rights, licenses, concession agreements, streets, alleys, passages, ways, riparian rights, batture rights, water courses, servitudes, estates, titles, interests, prescriptions, advantages and other rights and privileges whatsoever in any way belonging, relating or appertaining to the Land, the Improvements or the Primary Leases (or the leasehold estates created thereby) or granted to Grantor to use in connection therewith.

     D.   Additions, Etc. and Proceeds.

          This Deed of Trust, without further action, shall also attach to all
     (1) subsequent additions, substitutions and replacements to and for any or all of the Property, (2) present and future component parts thereof and accessions thereto, (3) natural increases, accessions, accretions and issues of the Property and (4) rights of the Grantor to receive proceeds attributable to the sale, insurance loss, condemnation or other taking of all or any part of the Property, and any contract, tort or other damage awards in connection with, relating to or arising out of all or any part of the Property (including, without limitation, any sums which may be awarded or become payable to the Grantor for damages caused by public works or constructions on or near the Property) (collectively, the "Proceeds").

          In the event that Grantor becomes the owner of all or any part of the property covered by the Primary Leases, this Deed of Trust shall automatically and without need of further act become a deed of trust on Grantor's full ownership interest in such property.

The Property is to remain subject to the Lien of this Deed of Trust in favor of the Beneficiary and subject to the security interests created hereby until the full and final payment and performance or discharge of the Secured Obligations, and the Grantor is herein and hereby bound and obligated not to sell, alienate, waste or encumber the Property to the prejudice hereof, and not to permit or suffer the same to be so sold, alienated, wasted or encumbered, except as otherwise may be permitted hereunder.

     Section 2.2 Assignment and Pledge of Leases and Rentals. In order to further secure the full and punctual payment and performance of the Secured Obligations, the Grantor hereby pledges, conveys, assigns and transfers unto the Beneficiary, (a) all of the

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rentals, income, profits, security deposits and other sums (collectively, the
"Rentals") due or becoming due under or otherwise payable under or received or receivable in connection with all leases and subleases, whether written or verbal, or any letting of, or any agreement for the use or occupancy of, all or any part of the Property, presently or subsequently granted and bearing against the Property, or any part thereof (all such leases and subleases, together with all modifications, extensions and renewals thereof shall be collectively referred to as the "Leases"), (b) all Leases and (c) any and all benefits and advantages to be derived from the Leases and all guarantees of any obligations of any lessee under any of the Leases; provided, however, that so long as no Event of Default shall have occurred, the Grantor shall be entitled to continue to collect the Rentals and exercise all of its rights under the Leases. The assignment of Leases and Rentals in this Section is, and is intended to be, an absolute and present assignment from the Grantor to the Beneficiary made in accordance with and to the fullest extent permitted by applicable Laws and is not intended to constitute merely the present passing of a security interest. The Grantor will not perform any acts and will not execute any instrument which would prevent the Beneficiary from exercising its rights under this Section 2.2.

     Section 2.3 Uniform Commercial Code Security Agreement. This Deed of Trust also is intended to be a security agreement under the Uniform Commercial Code (as from time to time in effect in the State of Mississippi, the "Code") for any of the items specified above in Section 2.1 as part of the Property that, as a matter of law, may be subject to a security interest under the Code. In order to further secure the full and punctual payment and performance of the Secured Obligations, the Grantor hereby grants the Beneficiary a security interest in all such items. The Grantor agrees that the Beneficiary may file this Deed of Trust in the real estate records or other appropriate index as a financing statement for any of such items specified above, and any copy of this Deed of Trust or of any other security agreement or financing statement shall be sufficient as a financing statement. Grantor shall pay all reasonable costs and expenses of any record searches for financing statements that Beneficiary reasonably may require. Without the prior written consent of the Beneficiary, the Grantor shall not create under the Code any other security interests in any of the items described above, including replacements and additions thereof or thereto owned by the Grantor, other than Liens expressly permitted hereunder or by the Indenture.

     Section 2.4 Attorneys' Fees. In case the Secured Obligations are placed in the hands of an attorney at law for the commencement of foreclosure proceedings, to protect the rights of the Beneficiary or to enforce any of the agreements contained in this Deed of Trust, the Grantor herein and hereby agrees to pay all costs of collection, including, but not limited to, the reasonable fees and expenses of the attorneys at law who may be employed for such purposes, incurred in connection with the protection of or realization of collateral or in connection with any of Beneficiary's collection efforts, whether or not suit on the Secured Obligations or any foreclosure proceedings are commenced, and further agrees that the maximum Secured Obligations secured by this Deed of Trust shall be increased by the amount of said costs, fees and expenses.

     Section 2.5 Release of Property; Grantor and Lien Not Released. The Beneficiary may at any time, on behalf of the Holders and without notice to the Grantor, release any part of the Property from this Deed of Trust, grant an extension or deferment of time for the discharge of any obligation hereunder, permit the substitution and transfer of documents, agreements and instruments evidencing the Secured Obligations, agree in writing with the Grantor or any other Person to modify the terms of payment or performance of the Secured Obligations, including, without limitation, to modify the rate of interest, the period of amortization or the amount of the monthly installments payable under the Notes, accept or release other or additional security for the Secured Obligations, reconvey any part of the Property, consent to the granting of any easement or servitude affecting the Property and join in any extension or subordination agreement, in each case without affecting the liability of the Grantor hereunder.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF Grantor

     The Grantor hereby represents, warrants, covenants, promises, stipulates and agrees as follows:

     Section 3.1 Title. The Grantor has good and merchantable title as fee or leasehold owner of the Property, free and clear of any and all Liens except Permitted Encumbrances; Grantor has and will continue to have full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the Liens on the Property as provided herein. The Property is accurately, completely, adequately and sufficiently described herein and in Exhibits "B", "C" and "D" attached hereto as required by Laws for this Deed of Trust to create a Lien on all of the Property.

     Section 3.2 First Priority Deed of Trust. This Deed of Trust constitutes a valid Deed of Trust and, upon proper recording hereof, will constitute a valid and perfected first deed of trust Lien on, and security interest in, the Property, and first priority assignment of Leases and Rentals, subject in each case only to the Permitted Encumbrances, and there are no defenses or offsets to Grantor's obligations pursuant to this Deed of Trust or the other Note Documents to which it is a party, including, without limitation, the Company's and Grantor's applicable obligations to pay and perform the Secured Obligations.

     Section 3.3 Location of Offices; Taxpayer Identification Number. The Grantor's chief executive office and principal place of business is 711 Washington Loop, Biloxi, Mississippi 39530. The Grantor's Federal Taxpayer Identification Number is 72-1235811.

     Section 3.4 Enforceability. The execution and delivery of this Deed of Trust and the Subsidiary Guarantee and other Note Documents to which Grantor is a party will result in valid and legally binding obligations of the Grantor enforceable against it in accordance with the respective terms and provisions hereof and thereof.

     Section 3.5 Required Filings. Schedule 1 sets forth all filings required to perfect the Liens, assignments and security interests created by this Deed of Trust.

     Section 3.6  Leases.

          A. With respect to the Primary Leases, Grantor represents that (i) it has provided Beneficiary with a true and complete copy of each of the Primary Leases; (ii) each of the Primary Leases is valid, binding and in full force and effect and has not been amended or modified, except as heretofore disclosed in writing by Grantor to Beneficiary; (iii) to the best of Grantor's knowledge, no default exists on the part of any lessor, or on the part of Grantor as lessee, in the performance of any of the terms, covenants, provisions, conditions or agreements contained in the Primary Leases; and (iv) Grantor knows of no condition which, with the giving of notice or the lapse of time or both, would constitute a default under the Primary Leases on the part of any lessor or Grantor as lessee, except as heretofore disclosed in writing by Grantor to Beneficiary.

          B. With respect to the assignment of Leases and Rentals set forth above, Grantor represents that (i) it has provided Beneficiary with a true and complete copy of each Lease; (ii) Grantor is not, in the capacity of lessor, a party to any other lease, whether written or oral, or any agreement for the use and occupancy of any of the Property as of the date hereof, except as heretofore disclosed in writing by Grantor to Beneficiary; (iii) the Leases are valid, binding and in full force and effect and have not been amended or modified, except as heretofore disclosed in writing by Grantor to Beneficiary; (iv) Grantor is the sole owner of the lessor's interest in the Leases; (v) Grantor has not executed any other assignment or pledge of any of the Leases or Rentals or performed any other act or executed any other instrument which might prejudice Beneficiary's rights hereunder; (vi) to the best of Grantor's knowledge, no default exists on the part of any lessee, or on the part of Grantor as lessor, in the performance of the terms, covenants, provisions, conditions or agreements contained in the Leases; (vii) Grantor knows of no condition which, with the giving of notice or the passage of time or both, would constitute a default under any of the Leases on the part of any lessee or Grantor as lessor, except as heretofore disclosed in writing by Grantor to Beneficiary; (viii) no rent has been paid by any lessee for more than one installment in advance; and (ix) the payment of none of the Rentals to accrue under the Leases has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by Grantor, except as heretofore disclosed in writing by Grantor to Beneficiary.

     Section 3.7 Peaceable Possession. Grantor's possession of the Property has been peaceable and undisturbed and, to the best of Grantor's knowledge, without investigation or inquiry, the title thereto has never been disputed or questioned, and Grantor does not know of any facts by reason of which any adverse claim to any part of the Property or to any undivided interest therein might be set up or made.

     Section 3.8 Taxes. Grantor has not received any notice of any federal, state or local tax claims or Liens assessed or filed against Grantor or the Property for Taxes which are due and payable, unsatisfied of record or docketed in any court of the state in which the Property is located or in any court located in the United States.

     Section 3.9 Casualty and Condemnation. The Property has not been damaged or destroyed by fire or other casualty, and no condemnation or eminent domain proceedings have been commenced and/or are pending with respect to the Property, and, to the best of Grantor's knowledge, no such condemnation or eminent domain proceedings are about to be commenced.

     Section 3.10 No Consents or Approvals. No consent or approval of any trustee or holder of any Indebtedness or other obligation of Grantor (other than those which have already been obtained and delivered to Beneficiary), and no consent, permission, authorization, order or license of any Governmental Authority (other than those which have already been obtained and delivered to Beneficiary), is necessary in connection with the execution, delivery and performance of this Deed of Trust or any other Note Document to which Grantor is a party or any transaction contemplated hereby or thereby.

     Section 3.11 No Conflicts. There is no provision of any indenture or agreement, written or oral, to which Grantor is a party or under which Grantor is obligated, and no statute, rule or regulation, or judgment, decree or order of any Governmental Authority, binding on Grantor, which would be contravened by the execution and delivery of this Deed of Trust or any other Note Document to which Grantor is a party or by the performance of any provision, condition, covenant or other term hereof or thereof.

     Section 3.12 Accordance With Laws and Regulations. The Property is in compliance with all applicable Environmental Laws, moratoriums, condominium and coastal zone management laws and regulations and with all applicable building, safety and fire codes, as well as zoning and subdivision laws and regulations. All environmental impact statements, subdivision and condominium maps, drawings, specifications and reports relating to the Property have been or will be timely prepared and filed with all Governmental Authorities having jurisdiction over such matters and requiring any such submittals.

     Section 3.13  No Hazardous Activities.  To the best of Grantor's knowledge,
(a) no industrial use has ever been made of any part of the Property, (b) none of the Property has ever been used for storage, treatment or disposal of any Hazardous Materials, (c) no manufacturing, landfilling or chemical production has ever occurred on any part of the Property and (d) there have never been any underground storage tanks located on any part of the Property.

     Section 3.14 No Hazardous Materials. Except as disclosed to and acknowledged by Beneficiary in writing, Grantor represents and warrants that:

          (a) During the period of ownership by Grantor or any of its Affiliates of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Materials by any Person on, under or about any of the Property; and

          (b) Grantor has no knowledge of or reason to believe that there has been (1) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Materials by any prior owners or occupants of the Property or (2) any actual or threatened litigation or claims of any kind by any Person relating to such matters.

                                  ARTICLE IV
                             COVENANTS OF Grantor

          So long as the Secured Obligations or any part thereof remains outstanding or unpaid, the Grantor specially covenants, promises, stipulates and agrees with the Beneficiary as follows:

     Section 4.1 Warranty. The Grantor shall warrant, preserve and defend the title to the Property, the interest of the Beneficiary and the Holders in and to the Property and the validity, enforceability and priority of the Lien of this Deed of Trust, this assignment of Leases and Rentals and this grant of a security interest against the claims and demands of all Persons whomsoever, at its sole cost and expense.

     Section 4.2 Payment; Performance of Covenants. The Grantor shall make prompt payment when due of all amounts owing hereunder and under the Subsidiary Guarantee and other Note Documents to which Grantor is a party and all other Secured Obligations as the same become due, without offset, counterclaim or defense, and shall punctually and properly perform all of the Grantor's covenants, duties, agreements and conditions (a) under this Deed of Trust and the Subsidiary Guarantee and other Note Documents to which Grantor is a party or
(b) imposed upon or assumed by Grantor by virtue of the provisions of any deed, conveyance, lease, agreement, statute or ordinance pursuant to which Grantor or any predecessor in title of the Property acquired the Property or any rights or privileges appurtenant thereto or for the benefit thereof.

     Section 4.3 Payment of Taxes and Utilities. Subject to the right to contest certain matters with respect to the Property pursuant to Section 4.6, the Grantor shall cause to be paid all Taxes levied or assessed against the Property or any part thereof prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by Laws for the nonpayment thereof. Grantor shall deliver to Beneficiary promptly after a request therefor by Beneficiary, receipted bills or cancelled checks evidencing the payment of prior Taxes to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by Laws for the nonpayment thereof. In the case of any assessment payable in installments, each installment thereof shall be paid prior to or on the date on which such installment becomes due and payable without imposition of any fine, penalty, interest or cost. Grantor shall not be entitled to any credit on the Secured Obligations, or any other sums which may become payable under the terms hereof, under any other Note Document or otherwise, by reason of the payment of Taxes. Grantor shall timely pay all charges for electricity, power, gas, water and other utilities used in connection with the Property.

     Section 4.4 Payment of Indebtedness Pertaining to Property. Subject to the right to contest certain matters with respect to the Property pursuant to
Section 4.6, the Grantor shall cause all Indebtedness, claims, encumbrances and liabilities of any kind or character (including, without limitation, claims for labor, materials, supplies and rent) incurred in the operation, maintenance and development of the Property to be paid within ninety (90) days after same become due.

     Section 4.5 Other Compliance. Subject to the right to contest certain matters with respect to the Property pursuant to Section 4.6, Grantor agrees (i) to perform and comply with all covenants, agreements and restrictions affecting the Property and with all Laws, ordinances, acts, rules, regulations and orders of any Governmental Authority exercising any power of regulation or supervision over Grantor or any part of the Property, whether now or hereafter enacted or enforced and whether the same be directed to the direction, repair, manner of use or structural alteration of the Improvements or otherwise, (ii) to comply with the terms of all insurance policies covering or applicable to the Property, all requirements of the issuer of any such policy and all orders, rules, regulations and other requirements of or standards recommended by the National and Regional Fire Protection Association (or any other body exercising similar functions) applicable to or affecting the Property or any use or condition of the Property and (iii) to procure, maintain and comply with all permits, licenses, approvals or other authorizations required for any use of the Property being made and for the proper erection, installation, operation and maintenance of the Improvements and the FF&E or any portion of the foregoing. With respect to the compliance obligations of Grantor in this Section 4.5, other than Grantor's obligation to comply with all Environmental Laws, Grantor shall have no compliance obligation under this Section 4.5 if failure to comply would not have a material adverse affect on (a) the use made by Grantor of, the value or condition of or the business conducted on the Property or (b) the rights or interest of any Holder.

     Section 4.6 Contest of Taxes, Indebtedness and Other Claims. Grantor shall have the right to contest, at its own expense, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of any Taxes, Indebtedness, claims, assessments or encumbrances referred to herein (other than this Deed of Trust or any other Note Document securing all or any portion of the Secured Obligations), or any of the Laws, ordinances, acts, rules, regulations, orders, licenses and authorizations referred to herein; provided that (a) Grantor gives Beneficiary timely notice of its intention to contest the same, (b) the commencement of such proceedings shall suspend the collection or enforcement of the matter under contest, or, if the commencement of such proceedings does not suspend such collection or enforcement, Grantor shall have made payment of any item sought to be collected with or without protest, (c) there shall be no impairment of the Lien of this Deed of Trust or undue interference with the normal conduct of Grantor's riverboat gaming operation at the Property, (d) neither the Property nor any part thereof or interest therein would be in immediate danger of being sold, forfeited or lost, (e) neither Beneficiary nor any Holder would be potentially subject to criminal, or in imminent danger of civil, liability for failure to comply therewith pending the outcome of such proceedings, (f) in the case of Taxes, assessments, charges or other impositions, Grantor shall have either (i) paid the amount in dispute prior to instituting such contest, in which event the notice requirement of subparagraph (a) of this Section shall be satisfied by giving notice prior to initiating such contest rather than prior to making payment, or (ii) furnished such security, if any, as may be required by Beneficiary during the pendency of such proceedings and (g) if such contest be finally resolved against Grantor, Grantor shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with any applicable requirements. Grantor shall indemnify and hold Beneficiary and each Holder harmless from and against any liability, loss, damage, cost or expense of any kind that may be imposed upon Beneficiary or any Holder in connection with any such contest and any determination resulting therefrom.

     Section 4.7  Performance Under Leases.

     A.  Primary Leases.

               (i) Grantor shall continue to perform faithfully all of the lessee's obligations under the Primary Leases.

               (ii) Grantor shall promptly furnish Beneficiary with an accurate and complete copy of all notices received by Grantor in connection with the Primary Leases.

               (iii) Grantor shall promptly exercise each individual option, if any, to extend or renew the term of each of the Primary Leases and hereby expressly authorizes and appoints Beneficiary as its agent and attorney-in-fact to exercise any such option in the name and on behalf of Grantor, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

               (iv) In the event that any of the Primary Leases is rejected or disaffirmed by the lessor thereunder (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, Grantor covenants that it will not elect to treat such Primary Lease as terminated under 11 U.S.C. (S)365(h) or any similar or successor law or right and hereby assigns to Beneficiary the sole and exclusive right to make or refrain from making any such election, and Grantor agrees that any such selection, if made by Grantor, shall be void and of no force or effect.

               (v) If the lessor under any of the Primary Leases (or any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) rejects or disaffirms such Primary Lease pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law and Beneficiary elects to have Grantor remain in possession under any legal right Grantor may have to occupy the premises leased pursuant to such Primary Lease, (a) Grantor shall remain in such possession and shall perform all acts necessary for Grantor to retain its legal rights and to remain in such possession for the unexpired term of such Primary Lease (including all renewals thereof), whether such acts are required under the then existing terms and provisions of such Primary Lease or otherwise, and (b) all of the terms and provisions of this Deed of Trust and the Lien created hereby shall remain in full force and effect and shall be extended automatically to such possession, occupancy and interest of Grantor.

               (vi) Immediately upon obtaining knowledge of a breach by the lessor under any of the Primary Leases (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) or any inability of such lessor (or any such receiver, trustee, custodian or other party) to perform the terms and provisions of such Primary Lease (including by reason of a rejection or disaffirmance of such Primary Lease pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law), Grantor will notify Beneficiary of any such breach or inability, and Grantor shall, at its expense, diligently commence and prosecute any proceedings as may be necessary or advisable against such lessor in connection with such breach and shall, upon the request of Beneficiary, deliver to Beneficiary copies of all papers served in connection therewith; provided that no settlement or compromise of any such proceeding shall be made by Grantor without Beneficiary's prior written consent if such settlement or compromise could have a materially adverse affect on the Property or the rights of the Beneficiary or Holders hereunder.

               (vii) Grantor shall give prompt notice to Beneficiary of any notice of default given to, or any lawsuit instituted against, Grantor by any lessor under any of the Primary Leases, and Grantor shall furnish Beneficiary with an accurate and complete copy of such notice of default and with any pleadings received by Grantor or Grantor's counsel from any such lessor. Beneficiary may, but shall not be obligated to, take any action Beneficiary deems necessary or desirable to cure any default by Grantor under the Primary Leases; provided, however, that in the event of any failure by Grantor to perform any covenant to be observed and performed under either or both of the Primary Leases, the performance by Beneficiary on behalf of Grantor of such Primary Lease covenant shall not remove or waive, as between Grantor and Beneficiary, the corresponding breach of covenant by Grantor under this Deed of Trust, and all expenses incurred by Beneficiary in connection with the curing of such default, of every kind and character, shall be a demand obligation owing by Grantor to Beneficiary and shall bear interest from the date of expenditure until paid at a rate equal to the rate provided for in Section 5.6 for Advances to bear, and the same shall be secured by this Deed of Trust.

               (viii) Grantor shall, at Grantor's sole cost and expense, appear in and defend any action or proceeding arising under or in any manner connected with the Primary Leases or the obligations, duties or liabilities of the lessor or Grantor thereunder.

     B.  Assigned Leases.

               (i) Grantor shall continue to perform faithfully all of the lessor's obligations under the Leases.

               (ii) Grantor shall give prompt written notice to Beneficiary of any notice of default given to, or any lawsuit instituted against, Grantor by any lessee under any of the Leases, and Grantor shall furnish Beneficiary with an accurate and complete copy of such notice of default and with any pleadings received by Grantor or Grantor's counsel from such lessee. Beneficiary may, but shall be obligated to, take any action Beneficiary deems necessary or desirable to cure any default by Grantor under any of the Leases, and all expenses incurred by Beneficiary in connection with the curing of such default, of every kind and character, shall be a demand obligation owing by Grantor to Beneficiary and shall bear interest from the date of expenditure until paid at a rate equal to the rate provided for in Section 5.6 for Advances to bear, and the same shall be secured by the Lien evidenced by this Deed of Trust.

               (iii) Grantor shall, at Grantor's sole cost and expense, appear in and defend any action or proceeding arising under or in any manner connected with any of the Leases or the obligations, duties or liabilities of any lessee or Grantor thereunder.

               (iv) Grantor shall enforce each of the Leases and all remedies available to Grantor against the lessee thereunder in case of default under any of the Leases by any such lessee.

               (v) The Grantor agrees to indemnify and hold the Beneficiary harmless from and against any and all liability, loss or damage which the Beneficiary may incur under the Leases by reason of the assignment of the Leases contained herein, and from any and all claims and demands whatsoever which may be asserted against Beneficiary by reason of any alleged undertaking or obligation on Beneficiary's part to perform or discharge any of the terms, covenants or agreements contained in the Leases, and Beneficiary shall not be obligated to perform or discharge, nor does it undertake to perform or discharge, nor shall anything herein contained be construed to bind the Beneficiary to the performance or discharge of, any of the obligations, duties or liabilities under any of the Leases, or otherwise to impose any obligation on the Beneficiary with respect to the Leases or Rentals.

     Section 4.8 Actions With Respect to Lessee Bankruptcies. In the event the lessee under any Lease should be the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statute which provides for the possible termination or rejection of any of the Leases assigned hereby, Grantor covenants and agrees that with respect to any of the Leases so terminated or rejected, no settlement for damages shall be made without the prior written consent of Beneficiary, and any check in payment of damages for termination or rejection of any such Lease will be made payable both to Grantor and Beneficiary. Grantor hereby assigns any such payment to Beneficiary and agrees to endorse and deliver to Beneficiary any check evidencing any such payment, the proceeds of which will be applied in accordance with the Indenture.

     Section 4.9 Lease Proceeds Held in Trust. Any amounts received by Grantor or its agents for performance of any actions with respect to the Leases which are prohibited by the terms of this Deed of Trust, including, without limitation, any amounts received in connection with any cancellation, modification or amendment of any Leases which is prohibited by the terms of this Deed of Trust and any amounts received by Grantor as Rentals from and after the date of any Event of Default, shall be held by Grantor as trustee for Beneficiary, and all such amounts shall be accounted for to Beneficiary and shall not be commingled with other funds of Grantor. Any Person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Beneficiary as if such Person had actual or constructive notice that such funds were impressed with the trust in accordance herewith; by way of example and not of limitation, such notice may be given by an instrument recorded in the land records of the County of _____________, Mississippi stating that Grantor has received or will receive such amounts in trust for Beneficiary.

     Section 4.10  Insurance Requirements.

          A. In addition to any insurance requirements set forth in the Indenture, the Grantor shall keep the Property and each and every part and parcel thereof constantly insured in such amounts and for such coverages as follows:

               (a) Special causes of loss insurance (formerly known as all-risk insurance), including flood and sprinkler leakage coverage, if applicable, in an amount sufficient to prevent Grantor from being or becoming a co-insurer within the terms of the policy or policies providing such insurance, and in any event for not less than either amounts required by Laws or the full replacement value of the Improvements and the FF&E;

               (b) Business interruption insurance for loss occasioned by the perils commonly insured against in a special causes of loss policy, in an aggregate amount not less than the real estate taxes, additional interest and other assessments for the Land, the leasehold estates created by the Primary Leases and the Improvements and all other continuing expenses of the Property;

               (c) Commercial general liability insurance, with the combined single limit for any one occurrence of at least $10,000,000.00;

               (d) Workers compensation and employer's liability insurance, subject to statutory limits or better, in respect of any work or other operations on, about or in connection with the Property; and

               (e) Such other insurance with respect to the Property in such amounts and against such other insurable hazards which are commonly insured against in respect of properties similar to the Property (and, with respect to this clause (e) only, provided that such insurance is available at commercially reasonable rates).

          B. All policies of insurance at any time carried by Grantor on the Property (whether carried pursuant to the requirements of this Deed of Trust or otherwise) shall name Beneficiary as the Person to which all payments made by such insurance company shall be paid. Each insurance policy maintained by Grantor under subsections (a), (b) and, if appropriate, (e) above shall contain a standard noncontributory first mortgage loss payable endorsement in favor of Beneficiary. The insurance maintained by Grantor under subsections (c) and, if appropriate, (e) above shall name Beneficiary as an additional insured. All insurance maintained by Grantor shall contain clauses providing that the carrier shall notify the Beneficiary in writing at least thirty (30) days in advance of any policy reduction, non-renewal or cancellation (or at least ten (10) days in advance of a cancellation for nonpayment of premiums) and that all losses shall be payable notwithstanding (1) any negligence of Grantor or any lessee or occupant of any portion of the Property or any of their respective agents or employees which might, absent such agreement, result in a forfeiture of all or any part of any insurance payment, (2) the occupation or use of the Property for purposes more hazardous than permitted by the terms of such policy, (3) any foreclosure or other action or proceeding taken pursuant to any provision of this Deed of Trust or (4) any change in title or ownership of the Property or any part thereof. Grantor shall pay the premiums on all policies of insurance pertaining to the Property as the same become due and payable. Each policy of insurance required by this Deed of Trust shall be carried with a company which is licensed to do business in the state in which the Property is located and is rated at least "A-" by A.M. Best & Company, Inc. or, if such carrier is not rated by A.M. Best & Company, Inc., having the financial stability and size deemed appropriate by a reputable insurance broker. All policies of insurance placed with a mutual company shall be nonassessable. Grantor shall deliver the original policies to the Beneficiary and shall deliver satisfactory evidence of renewal of all such policies to Beneficiary not less than ten (10) days in advance of the expiration date of the existing policy or policies, accompanied by evidence of payment of premium satisfactory to Beneficiary.

          C. Grantor shall not carry separate or additional insurance concurrent in form or contributing, in the event of loss, with that required hereunder unless such insurance is endorsed in favor of Beneficiary as loss payee or additional insured, as applicable, and contains endorsements providing coverage secondary to the insurance required to be carried hereunder. Nothing contained herein shall prohibit Grantor from holding or obtaining an owner's policy of title insurance covering the Land.

          D. In any suit or action for damages arising from the alleged negligence of Grantor, in which action the Beneficiary and/or any Holder is included as a defendant, Grantor will assume all of the burden, cost and expense of the settlement of such action or claim and will pay any judgment which may be obtained against Beneficiary or any Holder.

          E. In the event the Grantor should, for any reason whatsoever, fail to keep the Property or any part thereof so insured, or to keep said policies so assigned or payable, or fail to deliver to the Beneficiary the original policies of insurance and the renewals thereof, then the Beneficiary, if it so elects, may itself have such insurance effected in such amounts and in such companies as it may deem proper and may pay the premiums therefor, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Grantor to the Beneficiary and shall bear interest from the date of expenditure until paid at a rate equal to the rate provided for in Section
     5.6 for Advances to bear, and the same shall be secured by the Lien evidenced by this Deed of Trust. The Beneficiary shall not be responsible for the solvency of any company issuing any insurance policy, whether or not selected or approved by it, or for the collection of any amount due under any such policy, and shall be responsible and accountable only for such money as may be actually received by it.

          F. In the event of any insured loss, the Grantor shall give immediate written notice to the insurance carrier and to the Beneficiary. Grantor hereby authorizes and directs any insurance company concerned to make payment of such loss (only with respect to the insurance policies described in subparagraphs (a), (b) and, as applicable, (e) above, provided, however, in the case of subparagraph (a) only, any such payments should be made to Beneficiary only after an Event of Default which has not been waived in writing by the Holders in accordance with Section 513 of the Indenture) directly and solely to Beneficiary to be applied as hereinafter provided. Grantor, acting in its reasonable judgment, shall make any necessary proof of loss and shall adjust and compromise all claims under all policies and shall cause the applicable insurance company to make payment thereof as herein provided, and Grantor shall sign all receipts, vouchers, releases and other instruments which may be reasonably necessary or desirable in aid of such payment. Any insurance proceeds paid to Beneficiary shall be held as trust funds, and Beneficiary shall dispose of such proceeds as provided in Section 4.11. In the event that any insurance proceeds are paid by check to Grantor or to Grantor and Beneficiary as joint payees, Grantor agrees that it shall endorse such check over to Beneficiary.

          G. Nothing contained in this Section 4.10 or elsewhere in this Deed of Trust shall relieve Grantor of its duty to maintain, repair, replace or restore the Property from time to time in accordance with the applicable provisions of this Deed of Trust and the Indenture, and nothing in this
     Section 4.10 or elsewhere in this Deed of Trust shall relieve Grantor of its duty to pay the Secured Obligations, which shall be absolute regardless of the occurrence of damage to or destruction of or condemnation of all or any portion of the Property.

     Section 4.11 Damage to and Destruction of the Property. In the event that, at any time during the term of the Notes, the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty covered by insurance, and if such damage, destruction or casualty shall constitute an Event of Loss (as defined in the Indenture), then the insurance proceeds payable in connection therewith shall be payable to the Beneficiary in accordance with the provisions of Section 4.10 and shall be deposited in the Collateral Account (as defined in the Indenture) and shall be released, applied and/or distributed in accordance with Sections 1014 and 1110 of the Indenture. Upon the occurrence of an Event of Default which has not been waived in writing by the Holders in accordance with
Section 513 of the

Indenture, the Beneficiary shall have the right to apply such insurance proceeds in accordance with Section 506 of the Indenture.

     Section 4.12 Condemnation. The Grantor shall promptly notify the Beneficiary of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of all or part of the Property, and the Grantor shall appear in and prosecute any such action or proceeding unless otherwise directed by the Beneficiary in writing. In the event that the Property, or any part thereof, shall be taken in condemnation proceedings, or by exercise of right of eminent domain, or by conveyance in lieu of condemnation, or as a result of the exercise by any Governmental Authority of any right or option to purchase (hereinafter collectively called "Proceedings"), Beneficiary shall have the right to participate in any such Proceedings at Grantor's expense, including reasonable attorneys' fees and disbursements, and any eminent domain awards that may be made or any proceeds thereof or any payments for damages or for conveyances in lieu of condemnation shall be deposited with Beneficiary and held in trust by Beneficiary and distributed in the manner set forth in Section 4.13. Grantor shall, upon request of the Beneficiary, make, execute, acknowledge and deliver any and all additional assignments, documents and instruments as may be reasonably necessary from time to time to enable the Beneficiary to collect and receipt for any such sums. The Grantor hereby irrevocably designates and appoints the Beneficiary, from and after the occurrence of an Event of Default, as attorney-in-fact for the Grantor to commence, appear in and prosecute, in the Beneficiary's or the Grantor's name, any Proceeding and to settle or compromise any claim.

     Section 4.13 Application of Condemnation Awards. If, at any time during the term of the Notes, there occurs a Proceeding that constitutes an Event of Loss, any eminent domain awards payable in connection therewith or any payments for damages or for conveyances in lieu of condemnation shall be deposited in the Collateral Account and shall be released, applied and/or distributed in accordance with Sections 1014 and 1110 of the Indenture. Upon the occurrence of an Event of Default which has not been waived in writing by the Holders in accordance with Section 513 of the Indenture, Beneficiary shall have the right to apply such eminent domain awards or any payments for damages or for conveyances in lieu of condemnation in accordance with Section 506 of the Indenture.

     Section 4.14 Preservation and Maintenance of Property. The Grantor (a) shall not commit waste, (b) shall not abandon the Property, (c) in the event of any damage, injury or loss to the Property, shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the substantial equivalent of its condition prior to such damage, injury or loss or such other condition as the Beneficiary may approve in writing, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property in good condition, repair and working order, ordinary wear and tear excepted, shall not remove or demolish the Property without the Beneficiary's prior written consent and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in as good condition as existed on the date of this Deed of Trust and to insure the operation of Grantor's business at all normal times, (e) shall comply with all applicable Laws, ordinances, regulations and requirements of any Governmental Authority with jurisdiction over the Property, (f) shall not make any structural alterations to the Property without the

Beneficiary's prior written consent and (g) shall give notice in writing to the Beneficiary of and, unless otherwise directed in writing by the Beneficiary, appear in and defend, any action or proceeding affecting the Property, the security or priority of this Deed of Trust or the rights or powers of the Beneficiary. Notwithstanding anything above to the contrary, (i) the Grantor may remove or demolish any Improvement now existing or to be erected on the Property and may remove or sell any Fixture, equipment, machinery or appliance in or on the Property when such is in the ordinary course of business or is incident to the replacement of FF&E with items of like kind, which replacements may be leased or purchased by the Grantor with the proceeds of FF&E Financing to the extent permitted by the Indenture and (ii) Grantor may discontinue maintenance of the Property in accordance with Section 1006 of the Indenture.

     Section 4.15  Environmental Hazards.

          A. The Grantor shall not (i) cause or permit the presence, use, generation, manufacture, production, processing, installation, release, escape, spillage, seepage, leakage, dumping, pouring, emptying, emission, discharge, storage (including above-and under-ground storage tanks for petroleum or petroleum products, but excluding small containers of gasoline used for maintenance equipment or similar purposes and in compliance with applicable Environmental Laws), treatment, management, transportation, handling, disposal or the like of any Hazardous Materials on, under, in or about the Property, or in any way affecting the Property, and which are in violation of applicable Environmental Laws and would form the basis for any present or future claim, demand or action seeking cleanup of the Property, or the transportation of any Hazardous Materials to or from the Property in violation of applicable Environmental Laws or (ii) cause or exacerbate any occurrence or condition on the Property that is or may be in violation of any Hazardous Materials Laws. No Hazardous Materials shall be placed on, in, under or about the Property except in strict compliance with applicable Environmental Laws. The Grantor shall not cause or permit the migration of Hazardous Materials from the Property to any other property or onto the Property from any property or area adjacent to the Property in violation of applicable Environmental Laws. The Grantor shall at all times comply with all applicable Environmental Laws and all notices of violations of Environmental Laws prior to the issuance of any regulatory or judicial order or assessment of any fines. The Grantor shall take all reasonable and appropriate steps to secure compliance by all lessees and sublessees of the Property with its obligations in this Section.

          B. The Grantor shall advise the Beneficiary promptly, in writing, of any notice or other communication, written or oral, from the United States Environmental Protection Agency, the Louisiana Department of Environmental Quality or any other federal, state or local Governmental Authority having jurisdiction over the Property with respect to any alleged violation of any Environmental Laws or the generation, presence, management, release, escape, spillage, seepage, leakage, dumping, pouring, emptying, treatment, discharge, emission, handling, storage, transportation, disposal or the like of Hazardous Materials or storage tanks.

          C. The Beneficiary, [at its sole option and expense,] may, from time to time, obtain an environmental audit prepared by an independent engineer or other qualified environmental consultant in order to verify the absence of Hazardous Materials on, in, under or about the Property and, if deemed necessary by the Beneficiary, an environmental risk assessment of the Property, of the Grantor's hazardous waste management practices and/or of any hazardous waste disposal sites used by the Grantor. All tests and samplings shall be conducted using generally accepted and scientifically valid technology and methodologies. The Grantor shall give the engineer or environmental consultant reasonable access to the Property and to all records in the possession of the Grantor that may indicate the presence (whether current or past) or release of Hazardous Materials on, in, under or about the Property. The Grantor shall also provide the engineer or environmental consultant an opportunity to interview such Persons employed in connection with the Property as the engineer or consultant deems appropriate. [Following the occurrence and during the continuance of an Event of Default, any such environmental audit shall be at the Grantor's expense.]

          D.  The Grantor shall promptly notify the Beneficiary in writing of:
     (i) any enforcement, cleanup, removal or other governmental or regulatory action, investigation or any other proceeding instituted, (ii) any suit, cause of action or any other claim made or threatened by any third party against the Grantor or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (iii) the Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause all or any portion of the Property to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under Environmental Laws. The provisions of the preceding sentence shall be in addition to any and all other obligations and liabilities that the Grantor may have to the Beneficiary under applicable law.

          E. Grantor shall promptly take any and all necessary remedial action in response to the presence, storage, use, disposal, transportation or discharge of any Hazardous Materials on, under, above or about the Property; provided, however, that Grantor shall not take any such remedial action or enter into any settlement agreement, consent decree or other compromise in respect to any claims, proceedings, lawsuits or actions completed or threatened as a result of any actual or alleged Hazardous Materials on, under, above or about the Property, or enter into any settlement agreement, consent decree or other compromise in respect to any claims, proceedings, lawsuits or actions completed or threatened pursuant to any Environmental Laws, without, in each case, obtaining Beneficiary's prior written consent; provided further, however, that Grantor's prior consent shall not be necessary in the event that the presence of Hazardous Materials on, under, above or about the Property either: (i) poses an immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Beneficiary's consent prior to undertaking such action. In the event Grantor undertakes any remedial action with respect to any Hazardous Materials on, under, above or about the Property as set forth in clauses (i) and (ii) above, Grantor shall immediately notify Beneficiary of any such remedial action, and shall conduct and complete such remedial action in compliance with all applicable Environmental Laws and in accordance with the orders and directives of all federal, state and local Governmental Authorities having jurisdiction.

          F. The Grantor shall indemnify, defend and hold harmless the Beneficiary from and against any and all claims, demands, costs, losses, liabilities, expenses (including reasonable attorneys' fees, whether suit is instituted or not), judgments, fines or amounts paid in settlement (collectively, "Losses") incurred by the Beneficiary in connection with or as a result of the presence, storage, use, disposal, transportation, discharge or release or threatened release on, under, above or about the Property of any Hazardous Materials or any violations of any Environmental Laws arising out of acts or omissions of the Grantor, its agents, employees or contractors or a third party. To the extent of such indemnity, Losses indemnified against specifically shall include costs incurred in connection with (i) any investigation or monitoring of site conditions; (ii) any clean up, containment, remediation, removal or restoration work required or performed by any federal, state or local governmental entity or performed by Grantor or any other Person because of the presence, storage, use, disposal, transportation, discharge or release or threatened release of any Hazardous Materials on, in, under or about the Property and (iii) any claims by third parties for losses due to the presence, storage, use, disposal, transportation, discharge or release or threatened release of such Hazardous Materials or the cleanup, containment, remediation or removal thereof.

          G. The Grantor shall not install or permit the installation of friable asbestos or any substance containing asbestos in or on the Property. With respect to any such material or materials currently present in or on the Property, the Grantor shall promptly comply with all Laws with respect to the safe removal thereof, at the Grantor's sole expense.

          H. The indemnity provisions contained in this Section 4.15 shall survive the repayment of the Secured Obligations and the cancellation of this Deed of Trust.

     Section 4.16 Use of Property. The Grantor shall maintain, preserve and renew all rights of way, servitudes, grants, privileges, licenses, permits, zoning approvals and franchises necessary for the use of the Property and shall not, unless required by applicable law or unless the Beneficiary has otherwise agreed in writing, allow changes in the use for which the Property was intended at the time this Deed of Trust was executed. The Grantor shall not initiate or acquiesce in a change in the zoning classification of the Property without the Beneficiary's prior written consent.

     Section 4.17 Inspection. The Beneficiary is authorized and empowered to enter, and to authorize its employees, agents or contractors identified in writing to the Grantor to enter, upon any or all of the Property at any reasonable time and from time to time upon prior notice to the Grantor to inspect the same, to perform or observe any covenants, conditions or terms that the Grantor shall fail to perform, meet or comply with, to make such repairs, replacements, renewals or additions as shall be necessary or for any other purpose in connection with the maintenance, protection or preservation of the Beneficiary's security, without thereby becoming liable to the Grantor or any Person in possession holding under the Grantor. Any inspections performed by or for the Beneficiary shall be performed at times and in a manner so as not to unreasonably interfere with the Grantor's business or the operation of the Property. The Grantor will keep accurate books and records in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof.

     Section 4.18 Negative Covenants. The Grantor hereby agrees that, so long as any of the Secured Obligations remains outstanding or unpaid, the Grantor shall not, directly or indirectly, without the prior written consent of the Beneficiary or except as may be provided in the Indenture:

          A. Create, incur, assume or suffer to exist any Indebtedness relating to the Property, except the Secured Obligations under this Deed of Trust;

          B. Create, incur or place, or permit to be created, incurred or placed, any Liens on the Property, or part thereof, or any revenues related thereto, except for the Permitted Encumbrances and Liens in favor of the Beneficiary;

          C. Convey, sell, lease, assign, transfer or otherwise dispose of the Property, or permit any conveyance, sale, lease, assignment, transfer or other disposition of the Property, except obsolete or worn out FF&E disposed of in the ordinary course of business;

          D. Terminate, modify, amend or surrender either or both of the Primary Leases or waive, condone, release or discharge any lessor thereunder from the obligations, covenants, conditions and agreements to be performed by such lessor thereunder;

          E. Terminate, modify or amend any of the Leases or any of the terms thereof, or grant any concessions in connection therewith, either orally or in writing, except for such terminations, modifications, amendments or concessions as are entered into in the ordinary course of business, are commercially reasonable and could not be materially adverse to the interest of Beneficiary, and any attempted termination, modification or amendment of any of the Leases in violation of this Subsection (E) shall be null and void;

          F. Collect any of the Rentals arising or accruing under any of the Leases in advance of the time when the same shall become due under the terms thereof without first advising the Beneficiary of such action;

          G. Discount any future accruing Rentals without Beneficiary's prior written consent, except for commercially reasonable discounts made in the ordinary course of business that could not be materially adverse to the interest of Beneficiary;

          H. Execute any other assignments of any of the Leases or any interest therein or any of the Rentals thereunder;

          I. Accept the surrender of any the Leases, or suffer or permit to occur any release of liability of any lessee in a manner which is adverse in any material respect to the interests of Beneficiary, or suffer or permit to occur any right on the part of a lessee to withhold payment of rent in a manner which is adverse in any material respect to the interest of Beneficiary;

          J. Alter, modify or change the terms of any guarantees of any of the Leases or suffer or permit to occur the cancellation or termination of any such guarantees without the prior written consent of Beneficiary, except for alterations, modifications, changes, cancellations or terminations of guarantees as are entered into in the ordinary course of business and are commercially reasonable and cannot be materially adverse to the interest of Beneficiary; or

          K. Request, consent to, agree to or accept a subordination of any of the Leases to the Lien of any mortgage or other encumbrance now or hereafter affecting the Property except the Lien of this Deed of Trust.

     Section 4.19 Cure of Defects. If the validity or priority of this Deed of Trust or of any rights or Liens created or evidenced hereby with respect to the Property or any part thereof or the title of the Grantor to the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against the Grantor with respect thereto, upon discovery of such actual or alleged defect, the Grantor shall give written notice thereof to the Beneficiary promptly and, at the Grantor's own cost and expense, diligently endeavor to cure any defect that may be developed or claimed and take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel agreeable to the Beneficiary, the prosecution or defense of litigation and the release or discharge of all adverse claims. The Beneficiary (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Deed of Trust and the Liens created or evidenced hereby, including, but not limited to, the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior Liens or security interests, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Grantor to the Beneficiary and shall bear interest from the date of expenditure until paid at a rate equal to the rate provided for in Section 5.6 for Advances to bear, and the same shall be secured by the Lien evidenced by this Deed of Trust, and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment.

     Section 4.20 Estoppel Certificate. The Grantor shall, within ten (10) business days of a written request therefor by the Beneficiary, furnish the Beneficiary with a written statement, duly acknowledged, setting forth the sums secured by this Deed of Trust and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Deed of Trust.

     Section 4.21 Further Assurances. On request of the Beneficiary, the Grantor shall promptly (a) correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or the Subsidiary Guarantee or any other Note Documents to which Grantor is a party or in the execution or acknowledgment of this Deed of Trust or the Subsidiary Guarantee or any other Note Documents to which Grantor is a party and (b) execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, security agreements, deeds of trust, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as reasonably may be required from time to time in order (i) to carry out more effectively the purposes of this Deed of Trust, the Subsidiary Guarantee and any other Note Documents to which Grantor is a party, (ii) to more fully identify and subject to this Deed of Trust any of the properties, rights or interests required to be encumbered hereby, including, specifically, any additions, substitutions, replacements or appurtenances to the Property, (iii) to perfect and maintain the validity, effectiveness and priority of this Deed of Trust and the Liens intended to be created hereby and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Beneficiary any of the rights granted or now or hereafter intended by the parties hereto to be granted to the Beneficiary hereunder or under any other instrument or agreement executed in connection herewith. The Grantor shall pay all costs connected with any of the foregoing.

     Section 4.22 Further Assurances With Respect to Leases. Upon notice and demand, Grantor shall, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to Beneficiary, in form satisfactory to Beneficiary, one or more separate assignments confirmatory of the general assignment of the Leases and rights relating thereto provided for in this Deed of Trust and/or one or more agreements restricting Grantor's right or power as against Beneficiary as provided herein and/or granting Beneficiary the right to enforce any provision of any Lease. Grantor shall pay to Beneficiary the expenses incurred by Grantor in connection with the preparation and recording of any such assignment or agreement, including, without limitation, its reasonable attorneys' fees. Upon notice and demand, Grantor shall, from time to time, provide Beneficiary with a duly executed estoppel certificate from each lessor under the Primary Leases and from each lessee and sublessee under the Leases in a form reasonably required by Beneficiary.

                                   ARTICLE V
                         EVENTS OF DEFAULT AND REMEDIES

     Section 5.1 Event of Default; Remedies. The Grantor specifically agrees that if any one or more Events of Default shall occur under the Indenture, the Beneficiary shall have the right, forthwith, at the Beneficiary's election, by and through the Trustee or otherwise, to exercise any and all rights and remedies granted to the Beneficiary under this Deed of Trust, the Indenture, the Notes or any of the other Note Documents or otherwise available to the Beneficiary at law or in equity, all of which rights and remedies shall be cumulative and not exclusive, and which shall include, without limitation, the following:

               (a) The Beneficiary shall have the right forthwith, at the Beneficiary's election and in accordance with the provisions of
          Article V of the Indenture, by and through the Trustee or otherwise, to declare the entire indebtedness of the Grantor under the Notes and the Secured Obligations immediately due and payable; and, in any such case, the prepayment premium, if any, which would have been applicable to a voluntary prepayment of the Secured Obligations at the time of such declaration by the Beneficiary shall be treated as part of the Secured Obligations and added to and become a part of the principal thereof;

               (b) The Beneficiary shall have the right, forthwith, at the Beneficiary's election, by and through the Trustee or otherwise, and without further notice or demand and without the commencement of any action to foreclose this Deed of Trust, to enter immediately upon and take possession of the Property without further consent or assignment by the Grantor, with the right to lease the Property, or any part thereof, and to collect and receive all of the rents, issues and profits, and all other amounts past due, due or to become due to the Grantor by reason of the Grantor's ownership of the Property, and to apply the same, after the payment of all necessary charges and expenses in connection with the operation of the Property (including any managing agent's commission, at the option of the Beneficiary), on account of interest and principal amortization under the Notes, taxes, payments in lieu of taxes, water and sewer charges, assessments and insurance premiums with respect to the Property, and any advance made by the Beneficiary for improvements, alterations or repairs to the Property or on account of any other Secured Obligations. The Grantor hereby irrevocably appoints the Beneficiary as the Grantor's attorney-in-fact to institute summary proceedings against any tenant, licensee, concessionaire or other occupant of any portion of the Property who shall fail to comply with the provisions of any covenant, agreement or condition applicable to the possession or occupancy of the Property by such tenant, licensee, concessionaire or other occupant. If the Grantor or any other Person claiming by, through or under the Grantor is occupying all or any part of the Property, it is hereby agreed that the Grantor and each such other Person shall, at the option of the Beneficiary, either immediately surrender possession of the Property to the Beneficiary and vacate the part of the Property so occupied or pay a reasonable rental for the use thereof, monthly in advance, to the Beneficiary; and

               (c) The Beneficiary shall have the right forthwith, at the Beneficiary's election, by and through the Trustee or otherwise, to sell or offer for sale the Property in such portions, order and parcels as the Beneficiary may determine, with or without having first taken possession of same, at public auction for cash or cash equivalent, including, without limitation, for certified checks, bank drafts, wire transfer funds, cashier checks and any other method of payment which, in the sole discretion of the Beneficiary, is "cash equivalent", to the highest and best bidder during legal hours, at any front door of the county courthouse of the county in which the Land is situated after having advertised and given notice of said sale, giving the time, place and terms thereof, together with a description of the Land according to the laws of the State of Mississippi governing sales of land under deeds of trust in force at the time the publication of said notice has begun. If the Land is situated in two or more counties or in two judicial districts of the same county, then the Trustee shall have power, in case the Trustee is directed to foreclose under this Deed of Trust, to select in which county, or judicial district, the sale of all the Property shall be made, and the selection shall be binding upon the Grantor and the Beneficiary and all persons claiming through or under them, whether by contract or by law. The Trustee shall have full power to fix the day, time and place of sale, and may sell the Property in parcels or as a whole as the Trustee may deem best. The Trustee shall have full power to conduct any sale through an agent appointed by the Trustee for the purpose, but said appointment of agent need not be recorded. At any such sale: (i) the Trustee shall not be required to have physically present, or to have constructive possession of, the Property (the Grantor hereby covenanting and agreeing to deliver to the Trustee any portion of the Property not actually or constructively possessed by the Trustee immediately upon demand by the Trustee) and the title to and right of possession of any such Property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale; (ii) the Trustee may, from time to time, adjourn said sale to a later date without readvertising, by giving notice of the time and place of such continued sale at the time when and where the Trustee shall make such adjournment; (iii) each and every recital contained in any instrument of conveyance made by the Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Secured Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and by appointment of any successor Trustee hereunder; (iv) any and all prerequisites to the validity of such sale shall be conclusively presumed to have been performed; (v) the receipt of the Trustee or of such other party making the sale shall be a sufficient discharge to the purchaser for its or his purchase money and no such purchaser, or its or his assigns, successors or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; (vi) the Grantor shall be completely and irrevocably divested of all of the Grantor's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against the Grantor, and against any and all other persons claiming or to claim the Property sold or any part thereof; (vii) the Beneficiary may be a purchaser at any such sale; and (viii) and the Trustee, in the Beneficiary's own name or as the attorney of the Grantor (the Trustee being for that purpose by this Deed of Trust duly and irrevocably authorized and appointed as the

          Grantor's agent and attorney in fact, coupled with an interest and with full power of substitution, delegation and revocation) to make, execute, acknowledge and deliver to the purchaser or purchasers thereof a good and sufficient deed or deeds of the Property in fee simple or leasehold as applicable, and to receive the proceeds of such sale or sales.

               (d) The Beneficiary shall have the right, forthwith, at the Beneficiary's election, to institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in this Deed of Trust or the Subsidiary Guarantee or any other Note Document to which Grantor is a party; or

               (e) The Beneficiary shall have the right, forthwith, at the Beneficiary's election, to apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without regard for the adequacy of the security for the Secured Obligations and without regard for the solvency of the Grantor or of any Person liable for the payment of the Secured Obligations; or

               (f) The Beneficiary shall have the right, forthwith, at the Beneficiary's election, to withdraw all cash in the Collateral Account and apply such cash and other cash, if any, then held by it in accordance with Section 506 of the Indenture; or

     The Grantor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, or laws amendatory thereof, if any, so far as the same restricts the right of the Trustee to offer at sale more than one hundred sixty (160) acres at a time, and the Trustee may offer the Land as a whole, regardless of the manner in which the Land may be described.

     Should the Property be sold in one or more parcels as permitted herein, the right of sale arising out of any Event of Default shall not be exhausted by any one or more such sales, but other and successive sales may be made until all of the Property has been sold or until the indebtedness secured by this Deed of Trust has fully satisfied.

     The Grantor hereby irrevocably and unconditionally waives and releases:
(i) all benefits that might accrue to the Grantor by virtue of any present or future law exempting the Property from attachment, levy or sale or execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (ii) all notices of any Event of Default or of the Trustee's exercise of any right, remedy or recourse provided for hereunder or under any of the other Loan Documents; and
(iii) any right to a marshalling of assets or a sale in inverse order of alienation.

     In case the Beneficiary or the Trustee, on behalf of the Beneficiary, shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under any of the other Note Documents and shall thereafter elect to discontinue or abandon same for any reason, the Beneficiary or the Trustee, on behalf of the Beneficiary, as applicable, shall have the unqualified right so to do and, in such event, the Grantor, the Beneficiary and the

Trustee shall be restored to their former positions with respect to the indebtedness secured hereby, this Deed of Trust, the Note Documents, the Property and otherwise, and the rights, remedies, recourses and powers of the Beneficiary and the Trustee, on behalf of the Beneficiary, shall continue as if same had never been invoked.

     Section 5.2 Limitation on Sale Proceeds. Although this Deed of Trust shall ratably secure all of the Secured Obligations, the aggregate proceeds realized by the Trustee and Beneficiary hereunder, either as a result of the direct exercise of the rights afforded to the Trustee and Beneficiary hereunder or as a result of a sale of any of the Property by the Trustee or Beneficiary following the exercise of such rights hereunder, shall not exceed the lesser of
(a) the net amount realized by Trustee or Beneficiary as the result of the exercise of such rights, or (b) $120,000.000. If the Property is sold in more than one sale, the aggregate amount of proceeds shall be calculated as of the date of the final sale.

     5.3 Personal Property Remedies. Upon the occurrence of an Event of Default under this Deed of Trust, the Beneficiary, pursuant to the Code, shall have the right, at the Beneficiary's option, by and through the Trustee or otherwise:

          (a) To proceed as to both the real and personal property covered by this Deed of Trust in accordance with the Beneficiary's rights and remedies in respect of said real property, in which event (i) the provisions of the Code otherwise applicable to sale of the personal property collateral hereunder shall not apply, and (ii) the sale of the personal property collateral hereunder in conjunction with and as one parcel with said real estate (or any portion thereof) shall be deemed to be a commercially reasonable manner of sale; or

          (b) To proceed as to the personal property collateral hereunder separately from the Land and Improvements, in which event the requirement of reasonable notice shall be met by mailing notice of the sale, postage prepaid, to the Grantor or any other person entitled thereto at least ten
     (10) days before the time of the sale or other disposition of any of the personal property collateral hereunder.

     Section 5.4  Actions With Respect to Leases.

          A. In addition to all of Beneficiary's rights and remedies set forth above, if an Event of Default shall occur, the Grantor does hereby authorize the Beneficiary, either in person or by an agent, or by a keeper appointed by the court, to enter upon and take possession of the Property and exercise all rights available to Beneficiary under applicable Laws and to perform all acts necessary for the operation and maintenance of said Property in the same manner and to the same extent that the Grantor might reasonably so act, such entry or taking possession to be made by actual entry of possession or by written notice served personally upon or sent by certified mail to the Grantor, and no further authorization shall be required. In furtherance thereof and not by way of limitation, the Beneficiary is specifically empowered to demand, sue for, collect and/or receive all the Rentals which shall be paid by the lessees under the Leases and to exercise all the rights and privileges of the Grantor under the Leases, including, but not limited to, the right to make, enforce, modify, terminate and accept the surrender of any of the Leases, fix or modify the Rentals, execute new Leases of all or any part of the Property, including Leases which extend beyond the maturity date of the Notes, and do any actions which the Beneficiary otherwise deems proper to protect its interest in the Leases and Rentals. The Grantor irrevocably instructs and directs all lessees under the Leases, upon demand and notice from the Beneficiary of the Grantor's Event of Default hereunder, to pay the Rentals under the Leases directly to the Beneficiary without liability of said lessees for the determination of the actual existence of any Event of Default by the Grantor claimed by the Beneficiary, said lessees being hereby expressly relieved of any and all duty, liability and obligation to the Grantor in connection with any and all Rentals so paid. The Beneficiary shall apply the net amount of the Rentals collected, after payment of all proper costs and charges, in accordance with Section 506 of the Indenture.

          B. Prior to the maturity of the Secured Obligations by acceleration or lapse of time, the collection, receipt and application by Beneficiary of any of the Rentals pursuant to the assignment of Leases and Rentals provisions of this Deed of Trust shall not constitute a waiver of (i) any continuing Default or Event of Default under any of the Secured Obligations, the Indenture or Notes or (ii) any of the rights and remedies of Beneficiary hereunder by reason of any such Default or Event of Default. After the maturity of the Secured Obligations by acceleration or lapse of time, the collection, receipt and application by Beneficiary of any of the Rentals pursuant to the assignment of Leases and Rentals provisions of this Deed of Trust shall not constitute a waiver of any other rights and remedies of Beneficiary hereunder to enforce collection of the amount due on the Secured Obligations, provided that appropriate credit shall be given for (a) any of the Rentals collected by Beneficiary before the seizure of the Property to enforce this Deed of Trust and the appointment of a receiver/keeper pursuant to the terms of this Deed of Trust and (b) any of the Rentals collected by the receiver or keeper of the Property following such seizure and appointment.

     Section 5.5 Rights and Remedies Cumulative. All rights and remedies herein given to the Beneficiary shall be cumulative and in addition to every other right and remedy herein specifically given and now or hereafter existing; and each and every right and remedy, whether specifically given or otherwise existing, may be exercised from time to time and so often and in such order as may be deemed expedient by the Beneficiary, and the exercise or the beginning of the exercise of any such right or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right or remedy.
No delay or omission by the Beneficiary in the exercise of any right or remedy shall impair any such right or remedy or operate as a waiver of any other right or remedy then or thereafter existing.

     Section 5.6 Performance by the Beneficiary; Advances. If the Grantor should fail, refuse or be unable to pay any sum of money herein covenanted to be paid by the Grantor, or fail, refuse or be unable to keep or perform any additional covenant or covenants whatsoever contained in this instrument, the Beneficiary may, but shall not be obligated to, pay such Advances or perform or attempt to perform any such covenant, provided, however, that nothing herein contained shall be construed as making the Beneficiary liable for any loss, damage or injury resulting from the nonpayment or non-performance thereof. The Beneficiary agrees to give the Grantor prior notice and the opportunity to cure before making such Advances only to the extent the Beneficiary, in its reasonable discretion, feels that the Beneficiary or the Property will not risk incurring damage as a result of giving such notice. The Grantor covenants and agrees that, within ten (10) days after demand therefore by the Beneficiary, the Grantor will repay the Advances to the Beneficiary, but until the repayment thereof, such Advances shall bear interest at the rate of [fifteen (15%)] percent per annum from the dates thereof until repaid. This Deed of Trust shall be deemed to secure the obligations of the Grantor to repay the Advances together with interest thereon and reasonable attorneys' fees and expenses and other charges and expenses of any and every kind for the full protection and preservation of the Property or this Deed of Trust, including payments required in respect of any Lien, privilege or mortgage affecting the Property and relating thereto.

                                   ARTICLE VI
                                 MISCELLANEOUS

     Section 6.1 Release of Deed of Trust. If the Secured Obligations are paid and performed in full in accordance with the terms of this Deed of Trust, the Indenture, the Subsidiary Guarantees and the Collateral Documents, and if the Grantor shall well and truly perform all of the Grantor's covenants contained herein, then this Deed of Trust shall be released at the Grantor's request and expense, provided that no release hereof shall impair the Grantor's warranties and indemnities contained herein. Otherwise, this Deed of Trust shall remain in full force and effect.

     Section 6.2 Survival of Assignment. Notwithstanding anything to the contrary contained in this Deed of Trust, the assignment, pledge and mortgaging of the Leases and Rentals and any Proceeds derived from the Property, and the right to apply any of the foregoing in accordance with the terms of this Deed of Trust, shall survive any foreclosure of the Lien of this Deed of Trust.

     Section 6.3 Waivers. Any and all covenants in this Deed of Trust may from time to time, by instrument in writing signed by the Beneficiary and delivered to the Grantor, be waived to such extent and in such manner as the Beneficiary may desire, but no such waiver shall ever affect or impair the Beneficiary's rights or Liens hereunder, except to the extent specifically stated in such written instrument.

     Section 6.4 No Waiver. No forbearance on the part of the Beneficiary and no extension of the time for the payment of the Secured Obligations given by the Beneficiary shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of the Grantor hereunder or for the payment of the Secured Obligations or performance of the obligations secured hereby or the liability of any other Person hereunder or for the payment of the Secured Obligations.

     Section 6.5 Severability. A determination that any provision of this Deed of Trust is unenforceable or invalid in any jurisdiction shall not affect the enforceability or validity of such provision in any other jurisdiction or the enforceability or validity of any other provision hereof in any jurisdiction, and the determination that the application of any provision of this Deed of Trust to any Person or circumstance is illegal or unenforceable in any jurisdiction should not affect the enforceability or validity of such provision in any other jurisdiction or the enforceability or validity of such provision as it may apply to other Persons or circumstances.

     Section 6.6 Notices. Whenever this Deed of Trust requires or permits any consent, approval, notice, request or demand from one party to another, the consent, approval, notice, request or demand must be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegraph, telecopy or telex, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the following addresses, or to such address as may be hereafter notified in writing by the respective parties hereto:

     If to the
     Grantor:                 Riverboat Corporation of Mississippi
                              700 Loop Boulevard
                              Biloxi, Mississippi 39530
                              Attention:  Julie Watt
                              Telecopy No.: (601) 435-5998

     If to the
     Beneficiary:             Fleet National Bank, as Trustee
                              821 Gravier Street, 16th Floor
                              New Orleans, Louisiana  70112
                              Attention:  Corporate Trust Department
                              Telecopy No.: (504) 561-1432


     Section 6.7 Relationship of Parties. No right or benefit conferred on the Beneficiary under this Deed of Trust shall constitute or be deemed to constitute the Beneficiary a partner or a joint venturer with the Grantor. The Grantor and the Beneficiary specifically acknowledge that the relationship between the Grantor and the Beneficiary is solely that of borrower and a lender's agent and that all payments required to be made by the Grantor to the Beneficiary hereunder or under the Subsidiary Guarantee or any other Note Documents to which the Grantor is a party are required solely by reason of that relationship. The Grantor acknowledges that the rights and responsibilities of the Beneficiary under this Deed of Trust shall, as between the Beneficiary and the Holders, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but as between the Beneficiary and the Grantor, the Beneficiary shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Beneficiary shall be under no obligation to make any inquiry respecting such authority.

     Section 6.8 Deed of Trust Absolute. The obligations of the Grantor under this Deed of Trust are independent of the obligations of the Grantor or the Company under the other Note Documents, and a separate action or actions may be brought and prosecuted against the Grantor to enforce this Deed of Trust, irrespective of whether any action is brought against the Company or whether the Company has joined in any such action or actions. All rights of the Beneficiary and the mortgage, assignment and security interest hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any Note Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Grantor or the Company under any of the Note Documents, or any other amendment or waiver of or any consent to any departure from the Note Documents, including, without limitation, any increase in such obligations resulting from the extension of additional credit to the Company or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of the Grantor or the Company under the Note Documents;

          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the obligations of the Grantor or the Company under the Note Documents, or any manner of sale or other disposition of any Collateral for all or any of such obligations or any other assets of the Company;

          (e) any change, restructuring or termination of the corporate structure or existence of the Company; or

          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a third party grantor of a security interest, mortgage or other Lien.

     Section 6.9 Beneficiary's Duties. The rights, authority to approve, consent to, disapprove and withhold consent from, exercise judgment or discretion and such other powers (collectively, the "Powers") conferred on Beneficiary hereunder are solely to protect its interest in the Property, and Beneficiary shall be under no obligation to exercise any such Powers. Except for accounting for monies actually received by it hereunder and the safe custody of any Property in its possession, Beneficiary shall not have any duty as to any matters relating to any Property or as to ascertaining or taking any action with respect to any Property, whether or not the Beneficiary or any Holder has or is deemed to have knowledge of such matters, or as to taking any necessary steps to preserve rights against any parties or other rights pertaining to any Property. Nothing herein shall affect any obligation of Beneficiary to the Holders under the Indenture or under applicable Laws.

     Section 6.10 Interpretation. It is acknowledged and agreed that, in the preparation of this Deed of Trust, indistinguishable contributions were made by representatives of both Grantor and Beneficiary and that Grantor and Beneficiary each waives any and all rights, both in law or in equity, to have the provisions of this Deed of Trust or any part thereof interpreted in favor of one over the other based upon a claim that representatives of one or the other were the principal draftsman of such document.

     Section 6.11 Conflicts between Collateral Documents. In the event that any of the Property hereunder is also subject to a valid and enforceable Lien under the terms of any other Collateral Document and the terms of such other Collateral Document are inconsistent in any respect with the terms of this Deed of Trust, then with respect to all Property which is also subject to such other Collateral Document, the terms [which are most restrictive or, in the case of equally restrictive terms, the terms which are most specific,] shall be controlling; provided, however, that if any provision of either document is unenforceable with respect to any item of Property subject thereto, then the provision of the document which is enforceable with respect to such Property shall be controlling.

     Section 6.12 Multiple Originals. This Deed of Trust may be executed in multiple originals, all of which such multiple originals together shall constitute one and the same mortgage.

     Section 6.13 Binding Effect. This Deed of Trust is binding upon the Grantor and the Beneficiary and their respective successors and assigns, and shall inure to the benefit of the Beneficiary and its successors and assigns.

     Section 6.14 WAIVER OF TRIAL BY JURY. Grantor HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS Deed of Trust OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF Grantor IN RESPECT OF THIS Deed of Trust OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. Grantor HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS Deed of Trust WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF Grantor TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     Section 6.15 Governing Law. This Deed of Trust and all matters relating or pertaining hereto shall be governed by and construed in accordance with the laws of the State of Mississippi. Notwithstanding the foregoing, the Notes, the Indenture and the provisions thereof shall be governed by and construed in accordance with the laws of the State of New York.

     Section 6.16 Gaming Restrictions. This Deed of Trust is subject to the Mississippi Gaming Control Act, (S)75-76-1 et seq., Mississippi Code of 1972, and the rules and regulations thereunder (collectively, the "Mississippi Gaming Regulations"), and the exercise of remedies hereunder will be subject to the Mississippi Gaming Regulations.

                                  ARTICLE VII
                                  THE TRUSTEE

     The following provisions shall govern with respect to the Trustee:

     7.1 Liability of Trustee. The Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable to the Grantor under any circumstances whatsoever, nor shall the Trustee be personally liable in case of entry by the Trustee, or anyone entering by virtue of the powers herein granted, upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. The Trustee shall be entitled to reimbursement for expenses incurred by the Trustee in the performance of the Trustee's duties hereunder and to reasonable compensation for such of the Trustee's services hereunder as shall be rendered. The Beneficiary will, from time to time, pay the compensation due to the Trustee hereunder and reimburse the Trustee for, and save the Trustee harmless against, any and all liability and expenses which may be incurred by the Trustee in the performance of the Trustee's duties.

     7.2 Moneys Held by Trustee. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any money received by the Trustee hereunder.

     7.3 Substitute Trustee. The Trustee may resign at any time with or without notice. If the Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by the Beneficiary so to do, or if, for any reason, the Beneficiary shall prefer to appoint a substitute trustee to act instead of the aforenamed Trustee, the Beneficiary shall have full power to appoint, by a writing recorded in the land records of the county in which the Land is situated, a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estates, rights, powers and duties of the aforenamed Trustee. If the Beneficiary is a corporation, such appointment may be made by any one of the Beneficiary's officers or agents.

     7.4 Rights of Substitute Trustee. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein, but nevertheless, upon the written request of the Beneficiary or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and money held by such Trustee to the successor Trustee so appointed in its or his place.

     IN WITNESS WHEREOF, the Grantor has caused this Deed of Trust to be duly executed as of the _______ day of ___________________, 1996.

                              RIVERBOAT CORPORATION OF MISSISSIPPI



                              By:________________________________________
                                Its
                                   --------------------------------------


STATE OF
        ------------------------
COUNTY OF
         -----------------------

     Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of __________________, 1996, within my jurisdiction, the within named ___________________________, who acknowledged that [he] [she] is ___________________________ of RIVERBOAT CORPORATION OF MISSISSIPPI, a Mississippi corporation, and that for and on behalf of the said corporation, and as its act and deed, [he] [she] executed the above and foregoing instrument, after having been duly authorized by said corporation so to do.

                              ------------------------------------
                              NOTARY PUBLIC

My Commission Expires:

- ----------------------
[AFFIX NOTARIAL SEAL]

                                  SCHEDULE 1
                                  ----------
                                    Filings

1. The Deed of Trust is to be recorded in [Harrison, Second Judicial District] [Warren] County, Mississippi.

2. A financing statement describing the Fixtures and the personal property described in Section 2.1(C) is to be filed in the deed of trust records of [Harrison, Second Judicial District] [Warren] County, Mississippi.

                                 EXHIBIT LIST
                                 ------------


Exhibit "A" -- Grantor Authorization

Exhibit "B" -- Fee Estate Description

Exhibit "C" -- Leasehold Estate Description

Exhibit "D" -- Leasehold Estate Description

Exhibit "E" -- Permitted Encumbrances

                                  EXHIBIT "A"
                                  -----------
                             Grantor Authorization

                                  EXHIBIT "B"
                                  -----------
                            Fee Estate Description

                                  EXHIBIT "C"
                                  -----------
                         Leasehold Estate Description

                                  EXHIBIT "D"
                                  -----------
                         Leasehold Estate Description

                                  EXHIBIT "E"
                                  -----------
                            Permitted Encumbrances